Exhibit 99.1

Palladyne AI Announces Preliminary Second Quarter 2026 Revenue of Approximately $5.8 Million and Backlog of Approximately $24.0 Million

Preliminary second quarter revenue expected to be approximately $5.8 million, up approximately 480% year over year and 66% sequentially

Backlog grew to approximately $24.0 million from $17.3 million at the end of the first quarter

Cash, cash equivalents and marketable securities remained roughly flat from the first quarter at approximately $44.0 million

SALT LAKE CITY – July 8, 2026 – Palladyne AI Corp. (NASDAQ: PDYN and PDYNW) (“Palladyne AI” or “the Company”), a U.S.-based defense and industrial technology company delivering embodied AI-powered collaborative autonomy solutions, advanced avionics, precision-manufactured components, UAVs, and advanced aerospace engineering services, today announced preliminary financial results for its second fiscal quarter ended June 30, 2026.

Select Preliminary 2Q26 Results
In $M	2Q FY26	2Q FY25	2Q FY26 vs. 2Q FY 25	1Q FY26	2Q FY26 Vs. 1QFY 26
Revenue	~$5.8	$1.0	~480%	$3.5	~66%
Backlog	~$24.0	$1.7	~1312%	$17.3	~39%

Ben Wolff, President and Chief Executive Officer of Palladyne AI, commented:

"The second quarter was another quarter where we delivered on our stated plan. Revenue grew substantially again, both year over year and sequentially vs Q1, and we continued to win new business across all of our operations.

“Our plan for this year has been straightforward from the start. We had spent years building the underlying autonomy technology. With the acquisitions we completed in November, we became a vertically integrated, autonomy-based defense technology company, with the engineering, manufacturing and program capability that laid the groundwork for what we announced on June 8.

"That announcement, our partnership with Israel Aerospace Industries, the largest Israeli defense company and pioneer of the loitering munition category more than 40 years ago, was a major step forward for us. This partnership gives us exclusive U.S. rights to a family of combat-proven systems, the HARPY, HAROP and Mini HARPY, that fill gaps in the U.S.

arsenal for which there is no direct domestic equivalent. Despite hundreds of millions of dollars invested by others in this space, no other company has replicated what this family of loitering munitions systems delivers, particularly when it comes to battle-tested capabilities to suppress and destroy enemy air defenses. This partnership, together with the battlefield exercises we participated in this past quarter with SwarmOS™ and Gremlin-X™ and the first large purchase of our BRAIN flight computer by a defense prime for use on a counter-UAS system, has given us even greater optimism about the long-term prospects for our aerospace and defense business."

Second Quarter 2026 Preliminary Financial Highlights

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Revenue of approximately $5.8 million, an increase of approximately 480% compared to $1.0 million in the second quarter of 2025;
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Sequential revenue growth of approximately 66% compared to $3.5 million in the first quarter of 2026;
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Backlog of approximately $24.0 million as of June 30, 2026, up from $17.3 million as of March 31, 2026;
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Gross new contracts added during the quarter of approximately $12.5 million;
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Cash, cash equivalents and marketable securities of approximately $44.0 million as of June 30, 2026, roughly flat compared to March 31, 2026.

Backlog and Contracted Demand

As of June 30, 2026, backlog was approximately $24.0 million, up from $17.3 million as of March 31, 2026, reflecting approximately $12.5 million in new customer programs and contract awards secured across the Company’s operations during the quarter, net of revenue recognized. Backlog represents the total value of committed customer contracts and purchase orders. Palladyne AI expects a majority of this backlog to be recognized as revenue over the next 12 to 18 months.

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About Palladyne AI

Palladyne AI is a U.S.-based technology company developing patented embodied artificial intelligence, collaborative autonomy solutions, advanced avionics, autonomous systems, advanced UAV engineering services, and precision-manufactured components for defense and industrial markets. Palladyne AI delivers secure, American-developed and operated platforms designed to meet the stringent requirements of U.S. government and public-sector customers, including data sovereignty, security, and compliance.

Palladyne AI’s embodied AI is designed to operate in complex, contested, and high-risk environments, enabling distributed tasking, human-on-the-loop decision-making, degraded-communications resilience, and multi-domain coordination. Its platform-agnostic autonomy stack combines real-time sensor fusion, adaptive AI models, and edge-native orchestration, without vendor lock-in, to support autonomous and collaborative systems across air, ground, maritime, and industrial domains where performance, resilience, and trust are paramount. For more information about Palladyne AI, including GuideTech and Palladyne Aerospace and Defense, please visit www.palladyneai.com.

Preliminary Results Disclaimer

These preliminary financial results are based on management’s initial analysis of operations for the quarter ended June 30, 2026. The Company’s consolidated financial statements for the quarter ended June 30, 2026 are not yet available and remain subject to completion of financial closing procedures and potential final adjustments. As a result, actual results may differ from these preliminary estimates, and those differences may be material.

The Company’s independent registered public accounting firm has not audited, reviewed, compiled or performed agreed-upon procedures with respect to this preliminary financial information. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. generally accepted accounting principles and are not necessarily indicative of future results.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the Company’s preliminary unaudited revenue for the quarter ended June 30, 2026; preliminary unaudited backlog and cash, cash equivalents and marketable securities as of June 30, 2026; the timing and amount of backlog conversion and revenue recognition; the Company’s plans, strategies and objectives; anticipated growth and operating scale; the expected benefits of the Company’s acquisition activity; the expected benefits of the Company’s strategic partnership with Israel Aerospace Industries and the potential impact on the Company’s long-term growth opportunity; potential future customer programs and contract awards; the capabilities or future capabilities of Palladyne AI’s and its strategic partners’ technology and related products; and the markets for the Company’s products and services. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning possible or assumed future actions, business strategies, events, or results of operations, are forward-looking statements. These statements may be preceded by, followed by, or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates,” “intends” or “continue” or similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results, or performance to differ materially from those indicated by such statements. These forward-looking statements are based on Palladyne AI’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events. However, there can be no assurance that the events, results, or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Palladyne AI is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Readers should carefully review the statements set forth in the reports which Palladyne AI has filed or will file from time to time with the Securities and Exchange Commission (the “SEC”), in particular the risks and uncertainties set forth in the sections of those reports entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements,” for a description of risks facing Palladyne AI and that could cause actual events, results or performance to differ from those indicated in the forward-looking statements contained herein. The documents filed by Palladyne AI with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.

Palladyne AI Investor Contact:

Brian S. Siegel, IRC®, M.B.A.

Senior Managing Director

Hayden IR - Chicago

(346) 396-8696 (o)

brian@haydenir.com

IR@palladyneai.com

Palladyne AI Press Contact:

Heath Meyer

(858) 768-1527

PR@palladyneai.com